Exhibit 10.16(l) CERTAIN INFORMATION, IDENTIFIED BY [*****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. AMENDMENT NO. 9 TO SECOND AMENDED AND RESTATED SERVICING AGREEMENT This AMENDMENT NO. 9 TO SECOND AMENDED AND RESTATED SERVICING AGREEMENT (this “Amendment”), dated as of December 15, 2021 (the “Effective Date”), by and among GreenSky, LLC, a Georgia limited liability company (“Servicer”), GreenSky Servicing, LLC, a Georgia limited liability company (“GreenSky Servicing”), and Truist Bank (successor by merger to SunTrust Bank), a North Carolina banking corporation (“Lender”). WITNESSETH: WHEREAS, Servicer, GreenSky Servicing and Lender previously entered into that certain Second Amended and Restated Servicing Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “LSA”), dated as of December 31, 2016; WHEREAS, Servicer, GreenSky Servicing and Lender desire to amend the LSA to modify certain terms therein; and WHEREAS, pursuant to Section 12.01 of the LSA, Servicer, GreenSky Servicing and Lender agree to amend the LSA pursuant to the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged by the parties hereto agree as follows: Section 1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings given to them in the LSA. Section 2. Amendment to the LSA. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, Section 8.11 of the LSA is hereby amended by deleting it in its entirety and replacing it with the following: “Section 8.11. Portfolio Data. Notwithstanding anything to the contrary contained in this Origination Agreement, Servicer may share portfolio data associated with the Loans that does not contain NPPI or other personal identifying information (“Shared Portfolio Data”) in accordance with Applicable Law with Sponsors, potential and actual financing sources and investors for Servicer’s business, potential and actual purchasers of loans originated through the GreenSky Program (or interests therein), Servicer’s vendors (for the purposes of the conduct and operation of the GreenSky® Program or for the purposes of facilitating the

2 sharing of data pursuant to this Section 2.03), Servicer’s professional advisors (and agents or representatives of the foregoing); provided that (a) such shared portfolio data is not attributed to Lender, and (b) [*****].” Section 3. Representations of Servicer, GreenSky Servicing and Lender. Each of Servicer, GreenSky Servicing and Lender hereby represents and warrants to the parties hereto that as of the date hereof each of the representations and warranties contained in the LSA are true and correct as of the date hereof and after giving effect to this Amendment (except to the extent that such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date). Section 4. Conditions Precedent. The effectiveness of this Amendment is subject to the receipt by the parties hereto of a fully executed counterpart of this Amendment from each party. Section 5. Amendment. The parties hereto hereby agree that, except as otherwise provided herein, the provisions and effectiveness of this Amendment shall apply to the LSA as of the date hereof. Except as amended by this Amendment, the LSA remains unchanged and in full force and effect. This Amendment shall constitute a transaction document. Section 6. Counterparts. This Amendment may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. The delivery of an executed counterpart hereof by facsimile or .pdf shall constitute delivery of an executed counterpart hereof. Section 7. Captions. The headings of the Sections of this Amendment are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions of this Amendment. Section 8. Successors and Assigns. The terms of this Amendment shall be binding upon, and shall inure to the benefit of the parties and their respective successors and permitted assigns. Section 9. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. SECTION 10. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. [Signature page follows]

IN WITNESS WHEREOF, Servicer, Lender and GreenSky Servicing have each caused this Amendment to be duly executed by their respective duly authorized officers as of the Effective Date. GREENSKY, LLC By: /s/ Timothy D. Kaliban Name: Tim Kaliban Title: President and CRO GREENSKY SERVICING, LLC By: /s/ Timothy D. Kaliban Name: Tim Kaliban Title: President and CRO TRUIST BANK By: /s/ Marie Daniel Name: Marie Daniel Title: SVP